UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 19, 2022 (August 19, 2022)
Healthcare Realty Holdings, L.P.
(Exact name of registrant as specified in its charter)

Delaware	333-190916	20-4738347
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3310 West End Avenue, Suite 700,	Nashville,	Tennessee	37203	(615)	269-8175
(Address of Principal Executive Office and Zip Code)				(Registrant’s telephone number, including area code)

Healthcare Trust of America Holdings, LP
16435 N. Scottsdale Road, Suite 320
Scottsdale, Arizona 85254
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant's Certifying Accountant

The Audit Committee of the Board of Directors (the "Audit Committee") of Healthcare Realty Trust Incorporated, as the general partner of Healthcare Realty Holdings, L.P. (formally known as Healthcare Trust of America Holdings, LP) (the "OP"), temporarily reappointed Deloitte & Touche LLP (“Deloitte”) as the independent registered public accounting firm to perform a review of the interim financial information included in the Form 10-Q for June 30, 2022 for the OP. The OP filed the Form 10-Q for June 30, 2022 on August 18, 2022. On August 19, 2022, the Audit Committee reappointed BDO USA, LLP (“BDO”) as the go forward independent registered public accounting firm. The temporary change in auditors was a result of the determination of the Audit Committee of the Board that Deloitte was in the best position to review the pre-merger, historical financial statements of the OP, as the OP’s former audit firm.

(a) On August 19, 2022, the Audit Committee appointed BDO to serve as the OP’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

(b) On August 19, 2022, the Audit Committee dismissed Deloitte as the OP's independent registered public accounting firm. Deloitte’s reports on the OP’s financial statements as of and for the years ended December 31, 2021 and 2020, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the OP’s two most recent fiscal years ended December 31, 2021 and 2020 and through the interim period through August 19, 2022, the OP had no disagreement with Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreement, if not resolved to Deloitte’s satisfaction, would have caused Deloitte to make reference to the subject matter of the disagreement in their reports on the OP’s financial statements. In addition, during the OP’s two most recent fiscal years ended December 31, 2021 and 2020 and through the interim period through August 19, 2022, there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

In accordance with Item 304(a)(3) of Regulation S-K, the OP has requested that Deloitte furnish it with a letter addressed to the United States Securities and Exchange Commission stating whether or not Deloitte agrees with the above statements of the Company in this Item 4.01. Deloitte furnished the requested letter, stating its agreement with such statements, and a copy is filed as Exhibit 16.1.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

16.1	Deloitte & Touche LLP letter, dated August 19, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Healthcare Realty Holdings, L.P.

	By:	Healthcare Realty Trust Incorporated
its General Partner

Date: August 19, 2022	By:	/s/ J. Christopher Douglas
Name: J. Christopher Douglas
Title: Executive Vice President - Chief Financial Officer